SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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Filed by a Party other than the Registrant [_]
Check the appropriate box:
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[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
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paid previously. Identify the previous filing by registration statement
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Following is the text of ICN's presentation to Institutional Shareholder
Services on May 15, 2001:

                                    ICN

                         ICN PHARMACEUTICALS, INC.

                              ISS PRESENTATION

                                  MAY 2001

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THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995:

  This presentation contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the company's securities and exchange commission filings.

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                              Company Overview
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                                  Strategy

                            Innovative, global,
                               research-based
                           pharmaceutical company

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                         ICN Pharmaceuticals, Inc.
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                   Global Revenues Increased +7% in 2000

          [PIE CHART OMITTED - RIBAVIRIN ROYALTIES - 155M (+42%) = 19%
                               ICN INTERNATIONAL - 338M (+3%) = 43%
                               ICN AMERICAS - 307M (0%) = 38%]

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                             Financial Overview
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                    ICN Achieves Record Revenues in 2000
                            1995-2000 CAGR +24%

                    [BAR GRAPH OMITTED - 1995 - $273M
                                         1996 - $347M
                                         1997 - $527M
                                         1998 - $696M
                                         1999 - $747M
                                         2000 - $800M]

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                             Financial Overview
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                           2000 Operating Income*
                            1995-2000 CAGR +26%

                    [BAR GRAPH OMITTED - 1995 - $47M
                                         1996 - $43M
                                         1997 - $64M
                                         1998(*) - $121M
                                         1999 - $199M
                                         2000 - $184M]

 *   Continuing Operations
(*)  Excludes EE charges
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                             Financial Overview
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                            Improving Cash Flow

                    [BAR GRAPH OMITTED - EBITDA
                                                1994(*) - $65M
                                                1995 - $107M
                                                1996 - $152M
                                                1997 - $154M
                                                1998 - $258M
                                                1999 - $264M
                                                2000 - $259M]

(*)  Excludes Charges and Reserves
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                      Research & Development Pipeline
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       [TIMELINE BAR GRAPH OMITTED FOR RIBAVIRIN, ADENAZOLE, TIAZOLE,
                         LEVOVIRIN, VIRAMIDINE, PHOTODYNAMIC THERAPY
                         FROM DISCOVERY, PRE-CLINICAL, PHASE 1,
                         PHASE 2, PHASE 3, NDA, TO PROJ APPVL DATE]

*  - Phase IV, Label Extension
** - Orphan Drug Status Application - Western Europe
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                  Hepatitis C Treatment Market Opportunity
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                          Royalties from Ribavarin
                            1997-2000 CAGR +225%

                    [BAR GRAPH OMITTED - 1997 - $6M
                                         1998 - $37M (Rebetron(R) Approved
                                                      in June 1998)
                                         1999 - $109M
                                         2000 - $155M]

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                         ICN Pharmaceuticals, Inc.
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                         ICN Proposed Restructuring

                                                        Americas

          ICN Pharmaceuticals                           International

                                                        Ribapharm

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                         The ICN Restructuring Plan
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                     The Goal: Unlock Shareholder Value

o    Three Separate Public Companies
     o    Transparency
     o    Investor focus
     o    Separate management

o    Two Step Process Considers
     o    Raise significant cash on Ribapharm to pay debt
     o    Then, spin-off to shareholders

o    Ribapharm
     o    Separate Board of Directors

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                     ICN Restructuring - A Complex Task
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o    52 offices, plants and facilities

o    31 countries

o    Product sales in 100 countries

o    60 registered subsidiaries

o    12,000 employees without Yugoslavia

o    Consolidation of foreign subsidiaries

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                       Restructuring - A Complex Task
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o    Valuations on all subsidiaries and assets

o    Extensive due diligence

o    Working capital reports

o    Governmental/regulatory approvals required

o    Significant tax planning to preserve benefits

o    Complete internal reorganization

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                         The ICN Restructuring Plan
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o    Status of Restructuring
     o    Ribapharm IPO filed with SEC
     o    Amendment filed 5/14/01
     o ICN International IPO filed March 3 with Budapest and London stock exchange for 40% sale
     o    Repurchased $95 million debt
     o    Roche ownership exchange agreement

o    Issues in Finalization
     o    Biotech market dead
     o    Need for sufficient cash for debt repayment
     o    Bond holders will not restructure
     o    Seeking optimum value for assets

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                     Inconsistency in Dissident's Plan
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1999:
     o    Separation through spin-offs (Agreed with ICN plan)
     o    Maintain IPO is illegal and will block it

October 2000:
     o IPOs for Ribapharm and ICN-International plus spin-offs (Agrees with)

January 2001:
     o    A prompt sale of ICN shareholder proposal - new idea

March 2001:
     o    Proposed sale of ICN withdrawn
     o Reversed decision again and now agrees with ICN restructuring plan

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                            The Dissident Slate
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o    Burkhardt
     o    Ousted Chairman of Wisconsin Central
     o    Led  unsuccessful  proxy fight  supported  by Denton & Providence
          Capital
     o    Stock value during tenure decreased 70%

o    Lee
     o    CEO of PolyMedica
     o    Poor track record
     o    Company under federal investigation

o    Fogelman
     o    No relevant experience

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                       The Dissident Slate in Summary
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o    No pharmaceutical experience

o    No known operational plan

o    An inconsistent agenda

o    No corporate governance

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                               The ICN Slate
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o    Independent

     Current
     o    11 Independent
     o    3 Inside

     Proposed
     o    10 Independent
     o    2 Inside

o    Breadth, comprehensive, diverse, expertise

o    Science, academia, business, law, financial, political, medical

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                         ICN Independent Directors
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o    Dr. Roger Guillemin        Noble Prize Winner - Medicine

o    Senator Birch Bayh, Esq.   Former US Senator

o    Norman Barker, Jr.         Former Chairman - First Interstate Bank

o    Jean-Francois Kurz         International Banker

o    Alan F. Charles            Former Vice Chancellor of UCLA

o    Stephen D. Moses           Real estate development Former President of
                                Boise Cascade Subsidiary

o    Robert Smith               Professor Emeritus Chemistry and
                                Biochemistry of UCLA

o    Rosemary Tomich            Leading California Business Woman

o    Tom Lenagh                 Former Treasurer of Ford Foundation

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                               The ICN Slate
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o    Ray Irani          Fortune 500 CEO
                        International Business Expertise

o    Kim Campbell       Politics: Former Canadian Prime Minister
                        International Trade
                        Harvard lecturer

o    Charles Manatt     Ambassador of Dominican Republic
                        Chairman National Democratic Committee
                        Co-founder major law firm
                        Founder of major bank

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                              Accomplishments
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o    Ribapharm re-filed with the SEC yesterday

o    ICN International IPO filed with London and Budapest exchanges

o    Repurchased $95 million in public debt

o    Roche ownership exchange agreement

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                                  Summary
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o    Tettamanti plan ignores market reality

o Input from shareholders including SSP reflected in the restructuring plan

o    ICN has taken steps to move forward with restructuring

o    ICN believes that SSP nominees are not qualified

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                              Tettamanti & SSP
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o    Who is Tettamanti?

o    Who are his investors?

o    Why puts and calls?

o    See trading activity - SSP Proxy

o    Short-term or long-term?

o    What's Tettamanti's true goal?

o    Why doesn't he understand the process, the issues?

o    Why isn't he running for the board?

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                               Herbert Denton
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"A practice of trying to get fees and other payments from companies he targets for change."
                                                                WSJ
                                                                5/28/98

"There's a perception by the company and the shareholder community that it's a payoff to go away."
                                                                Nel Minow
                                                                Lens Fund

"And he counts four companies which, in the past couple of years, have reimbursed him for the cost of fighting them."
                                                                WSJ
                                                                5/28/98

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